UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2018

LASALLE HOTEL PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 10th Floor

Bethesda, Maryland 20814

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 941-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger

On September 6, 2018, LaSalle Hotel Properties (the “Company” or “LaSalle”), LaSalle Hotel Operating Partnership, L.P. (the “Operating Partnership”), Pebblebrook Hotel Trust (“Parent” or “Pebblebrook”), Pebblebrook Hotel, L.P. (“Parent OP”), Ping Merger Sub, LLC (“Merger Sub”) and Ping Merger OP, LP (“Merger OP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger OP will merge with and into the Operating Partnership (the “Partnership Merger”), and, immediately following the Partnership Merger, the Company will merge with and into Merger Sub (the “Company Merger” and, together with the Partnership Merger, the “Mergers”). Upon completion of the Partnership Merger, the Operating Partnership will survive and the separate existence of Merger OP will cease. Upon completion of the Company Merger, Merger Sub will survive and the separate existence of the Company will cease. The Mergers and the other transactions contemplated by the Merger Agreement were approved by the Company’s board of trustees (the “Company Board”).

The execution by the Company of the Merger Agreement followed a determination by the Company Board that the proposal from Parent reflected in the Merger Agreement constituted a Superior Proposal, as defined in the previously announced Agreement and Plan of Merger, dated as of May 20, 2018 (the “Blackstone Merger Agreement”) by and among BRE Landmark Parent L.P., BRE Landmark L.P., BRE Landmark Acquisition L.P., the Company and the Operating Partnership, and the termination by the Company, on September 6, 2018, of the Blackstone Merger Agreement in accordance with its terms.

Pursuant to the terms and conditions in the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), each common share of beneficial interest, par value $0.01 per share, of the Company (each, a “Company Common Share”), other than Excluded Shares (as defined in the Merger Agreement), that is issued and outstanding immediately prior to the Company Merger Effective Time (including Company Common Shares that become or are considered outstanding pursuant to the treatment of the Company Compensatory Awards (as defined below) under the Merger Agreement as described below) will be converted into the right to receive, at the election of the holder, either: (i) 0.92 (the “Exchange Ratio”) validly issued, fully paid and nonassessable common shares of beneficial interest (the “Common Share Consideration”), par value $0.01 per share, of Parent (the “Parent Common Shares”); or (ii) $37.80 in cash, subject to certain adjustments and to any applicable withholding tax (the “Cash Consideration” and, together with the Common Share Consideration, the “Merger Consideration”). The maximum number of Company Common Shares eligible to be converted into the right to receive the Cash Consideration will be equal to 30% of the aggregate number of Company Common Shares issued and outstanding as of immediately prior to the Company Merger Effective Time (including Company Common Shares that become or are considered outstanding pursuant to the treatment of the Company Compensatory Awards under the Merger Agreement as described below), subject to pro-rata reductions if such maximum is exceeded. Any Company Common Shares held by Parent or its affiliates immediately prior to the Company Merger Effective Time will be cancelled for no consideration in the Company Merger and excluded from the right to receive the Cash Consideration.

Pursuant to the terms and conditions in the Merger Agreement, at the Company Merger Effective Time, each outstanding 6.375% Series I Cumulative Redeemable Preferred Share of Beneficial Interest, par value $0.01 per share, of the Company (the “Company Series I Preferred Shares”) will be converted into the right to receive one share of a newly designated class of preferred shares of Parent, the 6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of Parent, having the rights, preferences, privileges and voting powers materially unchanged from those of the Company Series I Preferred Shares immediately prior to the Company Merger, and each outstanding 6.3% Series J Cumulative Redeemable Preferred Share of Beneficial Interest, par value $0.01 per share, of the Company (the “Company Series J Preferred Shares”) will be converted into the right to receive one share of a newly designated class of preferred shares of Parent, the 6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share of Parent, having the rights, preferences, privileges and voting powers materially unchanged from those of the Company Series J Preferred Shares immediately prior to the Company Merger.

Pursuant to the terms and conditions in the Merger Agreement, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each common unit of the Operating Partnership (a “Partnership Common Unit”), other than Partnership Common Units held by the Company, that is issued and outstanding immediately prior to the Partnership Merger Effective Time, will be cancelled and converted into the right to receive 0.92 newly and validly issued common units of Parent OP, without interest. Alternatively, each Partnership Common Unit, other than Partnership Common Units held by the Company, may at the holder’s election be converted into the right to receive a number of Parent Common Shares equal to the Exchange Ratio, without interest.

Pursuant to the terms and conditions in the Merger Agreement, each award of restricted Company Common Shares

(“Restricted Shares”) that is outstanding immediately prior to the Company Merger Effective Time will become fully vested and will be cancelled in exchange for the right to receive the Merger Consideration with respect to such Restricted Shares. Each award of performance shares with respect to Company Common Shares (each, a “Performance Award”) that is outstanding immediately prior to the Company Merger Effective Time will automatically become earned and vested with respect to that number of Company Common Shares subject to such Performance Award based on actual achievement of the applicable performance goals set forth in the award agreement governing such Performance Award, and thereafter shall be cancelled and exchanged for, the right to receive such number of earned and vested Company Common Shares, which shall be considered outstanding as of such time, and to receive the Merger Consideration with respect to such Company Common Shares. Each award of deferred Company Common Shares (each, a “Deferred Share Award,” and, collectively with the Restricted Shares and Performance Awards, the “Company Compensatory Awards”) that is outstanding immediately prior to the Company Merger Effective Time will be cancelled in exchange for the number of Company Common Shares subject to such Deferred Share Award (prior to its cancellation), which Company Common Shares shall be considered outstanding as of such time, and to receive the Merger Consideration with respect to such Company Common Shares.

Each of the Company and Parent have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by each party to, in all material respects, use commercially reasonable efforts to carry on its business in the ordinary course of business consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the consummation of the Mergers. The obligations of the parties to consummate the Mergers are not subject to any financing condition or the receipt of any financing by Parent, Parent OP, Merger Sub or Merger OP.

The consummation of the Mergers is subject to certain customary closing conditions, including, among others, approval of the Company Merger and the other transactions contemplated by the Merger Agreement by the affirmative vote of the holders of at least sixty-six and two-thirds (66 2/3%) percent of the outstanding Company Common Shares entitled to vote on the matter (the “Company Shareholder Approval”), approval of the issuance of Parent Common Shares by the affirmative vote of not less than a majority of the votes cast by holders of the outstanding Parent Common Shares entitled to vote on the matter, the absence of certain legal impediments to the consummation of the Mergers, the effectiveness of a registration statement on Form S-4 to be filed by Parent in connection with the Mergers, and the approval for listing on the New York Stock Exchange of the Parent Common Shares and Parent Preferred Shares (as defined in the Merger Agreement) to be issued in the Company Merger. The Merger Agreement requires the Company to convene a shareholders’ meeting for purposes of obtaining the Company Shareholder Approval.

Each of the Company and Parent have agreed to covenants prohibiting the Company and Parent from soliciting, providing non-public information or entering into discussions or agreements concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions. Prior to obtaining the requisite shareholder approval, the Company may terminate the Merger Agreement to enter into an agreement with respect to a Superior Proposal and either party’s board of trustees may effect a Change in Recommendation (as defined in the Merger Agreement) only if it has received an unsolicited written acquisition proposal that constitutes a Superior Proposal, and the failure to effect a Change in Recommendation would be inconsistent with the applicable board’s fiduciary obligations under applicable law. Under these no-solicitation provisions, a party must notify the other party if it receives an alternative acquisition proposal and allow for negotiations for a specified period before effecting a Change in Recommendation.

The Merger Agreement may be terminated under certain circumstances by either party, including prior to obtaining the requisite shareholder approval, if, after following certain procedures and adhering to certain restrictions, the Company Board or the board of trustees of Parent effects a Change in Recommendation in connection with a Superior Proposal and, in the case of the Company, the Company enters into a definitive agreement providing for the implementation of a Superior Proposal, subject to complying with specified notice and other conditions set forth in the Merger Agreement.

Upon a termination of the Merger Agreement, under certain circumstances, the Company will be required to pay a termination fee to Parent of $112 million. In certain other circumstances, Parent will be required to pay the Company a termination fee of $81 million upon termination of the Merger Agreement.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide shareholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Parent or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties, covenants and agreements contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Operating Partnership, Parent, Parent OP, Merger Sub, Merger OP or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, the Operating Partnership, Parent, Parent OP, Merger Sub and Merger OP and their respective affiliates and businesses and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the United States Securities and Exchange Commission (“SEC”).

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On September 5, 2018, the Company notified BRE Landmark Parent L.P., a Delaware limited partnership (“Blackstone”), that it had received a proposal from Parent containing the Merger Agreement described above and that the Company Board had concluded that such proposal constituted a Superior Proposal (as defined in the Blackstone Merger Agreement) and that, subject to Blackstone’s right to negotiate with the Company during the four business day period after Blackstone’s receipt of such notice, the Company Board intended to terminate the Blackstone Merger Agreement and enter into a definitive agreement with Parent. On September 5, 2018, Blackstone delivered a notice to the Company waiving its rights to renegotiate its agreement with the Company subject to the Company’s compliance with the Blackstone Merger Agreement.

On September 6, 2018, in connection with the termination by the Company of the Blackstone Merger Agreement, Parent, on behalf of the Company, paid Blackstone a termination fee of $112 million as required by the terms of the Blackstone Merger Agreement, and the Blackstone Merger Agreement was terminated.

ITEM 7.01. REGULATION FD DISCLOSURE.

On September 6, 2018, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of September 6, 2018, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Ping Merger OP, LP, Ping Merger Sub, LLC, LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P. †

99.1	Press Release, dated September 6, 2018

†

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

Additional Information about the Proposed Merger Transaction and Where to Find It

This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of September 6, 2018, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P. In connection with the proposed merger transaction, Pebblebrook expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Pebblebrook and LaSalle that also constitutes a prospectus of Pebblebrook, which joint proxy statement/prospectus will be mailed or otherwise disseminated to Pebblebrook shareholders and LaSalle shareholders when it becomes available. Pebblebrook and LaSalle also plan to file other relevant documents with the SEC regarding the proposed merger transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by Pebblebrook or LaSalle with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Pebblebrook with the SEC will be available free of charge on Pebblebrook’s website at www.pebblebrookhotels.com or by contacting Pebblebrook’s Investor Relations at (240) 507-1330. Copies of the documents filed by LaSalle with the SEC will be available free of charge on LaSalle’s website at www.lasallehotels.com or by contacting LaSalle’s Investor Relations at (301) 941- 1500.

Certain Information Regarding Participants

Pebblebrook and LaSalle and their respective trustees, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018 in connection with Pebblebrook’s 2018 annual meeting of shareholders. You can find information about LaSalle’s executive officers and directors in LaSalle’s definitive proxy statement filed with the SEC on July 30, 2018 in connection with its 2018 special meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Pebblebrook or LaSalle using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that are not in the present or past tense or that discuss the expectations of Pebblebrook and/or LaSalle are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Pebblebrook and LaSalle operate and beliefs of and assumptions made by Pebblebrook management and LaSalle management, involve uncertainties that could significantly affect the financial results of Pebblebrook or LaSalle or the combined company. Pebblebrook and LaSalle intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” and variations of such words and similar expressions are intended to identify such forward looking statements, which generally are not historical in nature. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the proposed merger transaction, including future financial and operating results, the attractiveness of the value to be received by LaSalle shareholders, the attractiveness of the value to be received by Pebblebrook and the combined company’s plans, objectives, expectations and intentions and descriptions relating to these expectations.

All statements that address operating performance, events or developments that Pebblebrook and LaSalle expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Pebblebrook and LaSalle believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Pebblebrook and LaSalle can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against the companies and others related to the proposed merger transaction, (ii) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction, (iii) changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates, (iv) increased or unanticipated competition for the companies’ properties, (v) risks associated with the hotel industry, including competition for guests and meetings from other hotels and alternative lodging companies, increases in wages, energy costs and other operating costs, potential unionization or union disruption, actual or threatened terrorist attacks, any type of flu or disease-related pandemic and downturns in general and local economic conditions, (vi) the availability and terms of financing and capital and the general volatility of securities markets, (vii) the companies’ respective dependence on third-party managers of their respective hotels, including their inability to implement strategic business decisions directly, (viii) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act of 1990, as amended, and similar laws, (ix) the possible failure of the companies to maintain their respective qualifications as a REIT and the risk of changes in laws affecting REITs, (x) the possibility of uninsured losses, (xi) risks associated with redevelopment and repositioning projects, including delays and cost overruns, (xii) the risk of a material failure, inadequacy, interruption or security failure of the companies’ or their respective hotel managers’ information technology networks and systems, (xiii) risks associated with achieving expected revenue synergies or cost savings, (xiv) risks associated with the companies’ ability to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, and (xv) those additional risks and factors discussed in reports filed with the SEC by Pebblebrook and LaSalle from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither Pebblebrook nor LaSalle undertakes any duty to update any forward-looking statements appearing in this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: September 6, 2018	By:	/s/ Kenneth G. Fuller
Kenneth G. Fuller

Chief Financial Officer, Executive Vice President, Secretary and Treasurer